UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On September 8, 2017, Delphi Automotive PLC (the “Company”) announced the commencement of a $750 million private offering of senior notes due 2025 (the “Notes”) by its subsidiary, Delphi Jersey Holdings plc. The Notes are being offered for sale to qualified institutional buyers in an offering exempt from registration pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States in compliance with Regulation S under the Securities Act. Delphi Jersey Holdings plc is the recently formed holding company for the Company’s Powertrain Systems segment, which the Company intends to separate by means of a spin-off to its shareholders.

The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached as Exhibit 99.1, which is incorporated by reference herein. The information in Exhibit 99.1 is contained in materials prepared for a presentation to investors relating to the offering of the Notes.

The information contained in this Item 7.01 is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by the Company or by Delphi Jersey Holdings plc under the Securities Act, unless specifically identified therein as being incorporated by reference.

Item 8.01 Other Events.

The Company also issued a press release pursuant to Rule 135c under the Securities Act relating to the offering of the Notes. In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.2.

Neither this Current Report on Form 8-K, the investor presentation attached hereto as Exhibit 99.1 or the press release attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offers of the securities will be made only by means of a private offering memorandum.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor presentation materials

99.2	Press release, dated September 8, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements represent Delphi’s current judgment about possible future events and include, but are not limited to, those related to the Company’s current beliefs as to the outcome of the matter described herein. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment as well as market conditions, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s and DPS’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2017	DELPHI AUTOMOTIVE PLC

	By:	/s/ David M. Sherbin
David M. Sherbin Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor presentation materials

99.2	Press release, dated September 8, 2017